o

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 21, 2014

Six Flags Entertainment Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

924 Avenue J East
Grand Prairie, Texas	75050
(Address of Principal Executive Offices)	(Zip Code)

(972) 595-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On October 21, 2014, Six Flags Entertainment Corporation (the "Company") issued a press release announcing its financial results for the third quarter ended September 30, 2014. A copy of the press release is furnished as Exhibit 99.1.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Company has established a program (the “Project 600 Program”) pursuant to which executive officers and other employees may be granted awards (a “Project 600 Award”) under the Six Flags Entertainment Corporation Long-Term Incentive Plan (the “Long-Term Incentive Plan”). The Project 600 Program sets a goal of attaining $600 million of Modified EBITDA (as defined in the Company’s financial statements) by 2017 and the number and timing of any issuances of common stock under the Project 600 Program will depend on progress toward the $600 million target and the timing thereof. The Project 600 Awards also provide for the grant of dividend equivalent rights equal in number to the number of shares that will be granted under the applicable Project 600 Award. The aggregate share payout under the Project 600 Program if the $600 million target is achieved in 2017 would be 2,400,000 shares (not including dividend equivalent rights) but could be more or less depending on achievement and the timing thereof. The issuance date of any shares pursuant to Project 600 Awards will be after the end of the year in which the performance target is achieved. Exhibit 10.1 attached hereto sets forth the base number of shares under the Project 600 Program that each of the Company’s executive officers would receive assuming the $600 million of Modified EBITDA target is achieved in 2017.
To the extent that the number of shares required to be issued pursuant to the Project 600 Program exceeds the number of shares available for issuance under the Long-Term Incentive Plan, any such incremental share issuances shall be subject, on a pro rata basis, to stockholder approval of an amendment to the Long-Term Incentive Plan to increase the number of shares available under the Long-Term Incentive Plan.
The above summary of the material terms of the Project 600 Program does not purport to be complete and is qualified in its entirety by reference to the Project 600 Program Overview and the Form of Project 600 Program Award Agreement, copies of which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein as well as the Long-Term Incentive Plan which was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed on May 4, 2010, including Amendment No. 1 thereto, which was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed on May 5, 2011, each of which are incorporated by reference herein.

Item 8.01                                           Other Events.

On October 21, 2014, the Company announced that its Board of Directors approved an increase in the Company's ongoing quarterly cash dividend from $0.47 per share of common stock to $0.52 per share. The fourth quarter dividend will be payable December 8, 2014 to shareholders of record as of November 25, 2014. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	List of Project 600 Awards to Executive Officers

10.2	Project 600 Program Overview

10.3	Form of Project 600 Program Award Agreement

99.1	Press Release Announcing Quarterly Financial Results, dated October 21, 2014

99.2	Press Release Announcing Quarterly Cash Dividend, dated October 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Lance C. Balk
		Name:	Lance C. Balk
		Title:	Executive Vice President and General
Counsel
Date: October 21, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	List of Project 600 Awards to Executive Officers
10.2	Project 600 Program Overview
10.3	Form of Project 600 Program Award Agreement
99.1	Press Release Announcing Quarterly Financial Results, dated October 21, 2014
99.2	Press Release Announcing Quarterly Cash Dividend, dated October 21, 2014

5